UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
(Exact name of registrant as specified in charter)

11701 Bee Cave Road, Suite 217
Austin, TX 78738
(Address of principal executive offices) (Zip code)

Will Kruger
YCG Funds
11701 Bee Cave Road, Suite 217
Austin, TX 78738
(Name and address of agent for service)

Registrant's telephone number, including area code: (512) 505-2347

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2014

Item 1. Reports to Stockholders.

YCG ENHANCED FUND a series of the YCG Funds

Semi-Annual Report
May 31, 2014	Ticker Symbol: YCGEX

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder,

The YCG Enhanced Fund returned 5.95% during the six month period ending May 31, 2014, compared to a 7.62% gain for the S&P 500.

Since we last wrote to you in our annual letter, not much has changed in the market environment.  The bull market that began in March 2009 continues to push forward, with only a slight hiccup at the beginning of 2014 on concerns about slowing growth in emerging markets and the effects of the Fed pulling back from its easy monetary policy.  However, continued reassurances by the Fed, healthy animal spirits, and a more accommodative European Central Bank all overcame these early fears, with the S&P rebounding to once again hit new all-time highs.  Just as not much has changed in the market environment, not much has changed in our portfolio either.  Our portfolio continues to be dominated by high return on capital, conservatively levered, steady growth, geographically diversified businesses such as Procter & Gamble, Colgate-Palmolive, MasterCard, Unilever, and Pepsico.  We continue to believe that these businesses, with the stability of demand for their products and their participation in the long-term growth of the emerging markets, possess the best risk-adjusted returns in the market today.  In fact, we believe they provide similar and in many cases higher long term forward rates of return than many of the cyclical and story stocks that dominate the headlines today, despite less risk to our portfolio holdings’ business performance if the benign environment that we’re experiencing changes, as it inevitably will.

To demonstrate why we’re excited about these businesses, we decided to focus in on one of our large consumer staples holdings, Coca-Cola.  Here, fears about slowing growth in emerging markets, company specific issues, and market boredom with steady but moderate growth have, in our opinion, caused Coca-Cola’s stock to appear very attractive at these prices.

Coke may be losing its fizz, but not its dominance

Health related concerns about soda being linked to obesity, heart disease, and diabetes have led to a corresponding decline in sales of carbonated soft drinks (CSD) in North America, particularly in diet soda (near a 7% decline last year), putting pressure on Coca-Cola’s stock price.

Despite the North American CSD weakness, Coke continues to expand with volume growth in emerging markets such as Latin America, India, China and Africa.  In fact, 80% of their profit stems from international markets in over 200 countries around the world.  They are the largest beverage company in the world with ownership in 4 of the world’s top 5 carbonated beverage brands (Coca-Cola, Diet Coke, Fanta, and Sprite).

YCG Enhanced Fund

Even if one were to assume the declining consumption pattern in the U.S. is indicative of the future habit pattern in the entire world, Coke is essentially delivering liquid to the world, with 1.9 billion servings per day.  They also own the following brands: Dasani, Vitamin Water, Smart Water, Evian, Minute Maid, Simply Orange, Powerade, Nestea, and many others.

This change in consumption pattern for healthier alternatives has been ongoing for quite some time now in the beverage industry, and Coke has navigated this change nicely.  Stills only accounted for 11% of global beverage volume sales in 2000, and now they account for 26%.  And should Coke lack in pioneering new innovative drinks, there is some protection afforded in their ability to acquire popular drinks and utilize their massive distribution infrastructure to dramatically increase sales.  This means they can appear to overpay and still end up with a decent price tag.

Some have argued that this consumption pattern is a negative mix shift into lower gross margin products amongst stills.  Even if this were true, it appears this negative effect has been offset by scale benefits as evidenced by their stable margins over this time period (excluding the effect from the recent North American bottler acquisition).

We also believe Coke’s valuation is attractive.  We estimate that Coke is able to convert approximately 80% of their consistent earnings stream into free cash to the shareholders.  With Coke projected to earn $2.17/share over the next 12 months and the stock recently trading at $40.60, our math suggests Coke is currently trading at a 4.3% free cash flow yield, and we expect Coke to continue paying out this cash to shareholders in the form of dividends and share repurchases.  We also expect shareholders to benefit from continued volume and pricing growth, which should grow free cash flow over time.

Source: Coca-Cola Annual Report

YCG Enhanced Fund

Based on our analysis of the beverage industry structure and of Coke’s historical growth rates, we would expect Coke to grow volume by at least global population growth (1.1%) plus the growth in global consumption per capita of Coke’s products as they penetrate more markets around the world.  For example, worldwide consumption has grown from 43 per capita in 1990 to 94 per capita in 2012, or 3.6% annually (note: the U.S. is about 400/capita).  While worldwide consumption grew more quickly in the nineties, Coke has still grown worldwide consumption at 2.7% annually over the past decade even in the face of a declining U.S. CSD market.  Add on 3% per year pricing increases in line with long term inflation (which could be even higher in the future given worldwide debt levels), and we believe Coke is very likely to deliver excellent rates of return, particularly given Coke’s historical, and, in our opinion, very likely continued, dominance of the beverage market.

This growth in the face of domestic decline due to health concerns makes Phillip Morris/Altria a useful case study.  There is likely no other product that is more closely linked to health concerns than cigarettes.  From 1991-2005, U.S. cigarette consumption declined over 25%; yet, Phillip Morris was still able to grow top line sales at 4% annually over the same time period.

Declines in U.S. Cigarette Consumption
1990 – 2005

Sources: 1993 – 1996 US Department of Agriculture
1997 – 2005 Alcohol & Tobacco Tax and Trade Bureau, Bureau of the Census

YCG Enhanced Fund

For Coke, enormous growth opportunities still await in places like China (39/person) and India (14/person) where not only do we anticipate per capita consumption to at least approach global per capita consumption (94/person), but we also recognize there is a long runway with each of their populations at 4-4.5 times the size as the U.S.!  In other words, per capita growth in these countries impacts Coke’s bottom line to a much greater degree than other smaller countries.
Thus, notwithstanding all the recent struggles in the U.S. and the potential near-term slowing of the emerging markets, we believe this iconic global brand will continue to dominate over the long term.

Concluding Remarks

Despite the market making fresh highs during the past six months, we continue to feel confident both in the ability of the companies we own to forge ahead largely independent of macro related issues and in the attractiveness of their forward rates of return.  These characteristics are important to us because we believe that neither we nor anyone else can predict short and even intermediate term economic growth and stock market performance.  Thus, we take comfort in our view that, whether the economy zigs or zags, the underlying business values of our companies should continue to grow.  Likewise, we take comfort in our belief that, as long as we invest at satisfactory expected returns relative to other investment alternatives, we should do well for our investors over the long term no matter what path the stock market takes during the intervening years.  As always, we will continue to be patient and objective as we diligently seek out the best risk-adjusted expected returns, and we thank you for your continued trust and confidence.

Sincerely,

The YCG Team

YCG Enhanced Fund

Past performance does not guarantee future results.

The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

The definition of free 'cash flow' is the cash flow from operations that is left over after spending on maintenance capital expenditures and acquisitions that are required to protect the business.  In other words, it's the cash flow from operations that is free and clear to be distributed to shareholders in the form of dividends and share repurchases, and/or to be allocated towards ways to grow the existing business through means such as “growth” acquisitions or new capital expenditures, or simply pay down debt.  Typically, we calculate this by looking at a normalized view of net income plus depreciation and amortization minus the maintenance capital expenditures and acquisitions that are required to protect the business, adjusted for often overlooked items such as pensions, stock option expenses, and leases.

The S&P 500 is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market.  It is not possible to invest directly in an index.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended May 31, 2014 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses.  You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended May 31, 2014 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	12/01/2013 –
	12/01/13	05/31/14	05/31/14
Actual	$1,000.00	$1,059.50	$7.14
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	6.99

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.390%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
May 31, 2014 (Unaudited)

Percentage of
Net Assets
Procter & Gamble Co.	9.81%
Coca-Cola Co.	8.06%
PepsiCo., Inc.	8.06%
Unilever NV – ADR	7.99%
Aon Plc	5.83%
Colgate-Palmolive Co.	5.04%
MSCI, Inc.	4.99%
Wells Fargo & Co.	4.04%
Sysco Corp.	3.86%
Mastercard, Inc.	3.82%
Total	61.50%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
May 31, 2014 (Unaudited)

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
May 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS – 83.61%
Beverages – 16.12%
Coca-Cola Co.	137,463	$5,623,611
PepsiCo., Inc.	63,662	5,623,265
		11,246,876
Commercial Banks – 6.27%
Sberbank Russia – ADR (a)	153,224	1,552,159
Wells Fargo & Co.	55,541	2,820,372
		4,372,531
Communications Equipment – 0.66%
Cisco Systems, Inc.	18,566	457,095
Consumer Finance – 0.01%
Nicholas Financial, Inc.	228	3,324
Diversified Financial Services – 4.99%
MSCI, Inc. (a)	80,751	3,485,213
Energy Equipment & Services – 0.62%
Ensco Plc	8,200	431,812
Food & Staples Retailing – 6.93%
CVS Caremark Corp.	15,455	1,210,436
Sysco Corp.	71,872	2,697,356
Tesco Plc – ADR	60,986	931,866
		4,839,658
Food Products – 7.99%
Unilever NV – ADR	128,505	5,578,402
Health Care Equipment & Supplies – 1.09%
Becton, Dickinson & Co.	6,447	758,812
Health Care Providers & Services – 1.45%
WellPoint, Inc.	9,369	1,015,225
Household Products – 15.88%
Clorox Co.	8,034	720,007
Colgate-Palmolive Co.	51,456	3,519,590
Procter & Gamble Co. (b)	84,740	6,846,145
		11,085,742

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS – 83.61% (continued)
Insurance – 5.83%
Aon Plc	45,270	$4,071,584
Internet Software & Services – 1.70%
eBay, Inc. (a)	13,100	664,563
Google, Inc. – Class A (a)	463	264,674
Google, Inc. – Class C (a)	463	259,734
		1,188,971
IT Services – 3.82%
Mastercard, Inc.	34,880	2,666,576
Media – 4.57%
DIRECTV (a)	18,902	1,558,281
Twenty-First Century Fox, Inc.	46,055	1,630,807
		3,189,088
Software – 4.70%
Microsoft Corp.	47,990	1,964,711
Oracle Corp.	31,300	1,315,226
		3,279,937
Trading Companies & Distributors – 0.98%
MFC Industrial Ltd.	93,352	686,137
TOTAL COMMON STOCKS
(Cost $48,558,274)		58,356,983
Total Investments (Cost $48,558,274) – 83.61%		58,356,983
Other Assets in Excess of Liabilities – 16.39%		11,435,769
TOTAL NET ASSETS – 100.00%		$69,792,752

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
Plc	Public Limited Company
(a)	Non-income producing security.
(b)	A portion of this security is pledged as collateral on written options. As of May 31, 2014, the value of collateral is $2,019,750.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
May 31, 2014 (Unaudited)

	Contracts	Value
CALL OPTIONS
DIRECTV
Expiration: June 2014; Exercise Price: $85.00	57	$1,710

PUT OPTIONS
Aon Plc
Expiration: July 2014; Exercise Price: $82.50	108	5,130
Expiration: July 2014; Exercise Price: $87.50	25	3,500
Expiration: July 2014; Exercise Price: $90.00	7	1,592
C. H. Robinson Worldwide, Inc.
Expiration: August 2014; Exercise Price: $60.00	119	27,667
Cisco Systems, Inc.
Expiration: June 2014; Exercise Price: $22.00	14	42
Expiration: August 2014; Exercise Price: $23.00	30	1,200
Expiration: August 2014; Exercise Price: $25.00	55	6,875
CVS Caremark Corp.
Expiration: August 2014; Exercise Price: $77.50	108	21,060
Expiration: August 2014; Exercise Price: $80.00	7	2,345
DIRECTV
Expiration: June 2014; Exercise Price: $75.00	83	664
Expiration: June 2014; Exercise Price: $77.50	6	63
eBay, Inc.
Expiration: July 2014; Exercise Price: $52.50	17	4,947
Expiration: July 2014; Exercise Price: $55.00	91	45,045
Expiration: August 2014; Exercise Price: $52.50	29	9,715
Ensco Plc
Expiration: June 2014; Exercise Price: $49.00	10	130
Expiration: June 2014; Exercise Price: $50.00	9	270
Expiration: June 2014; Exercise Price: $52.50	80	9,200
Google, Inc.
Expiration: June 2014; Exercise Price: $550.00	2	1,080
Expiration: July 2014; Exercise Price: $510.00	2	754
Mastercard, Inc.
Expiration: July 2014; Exercise Price: $71.00	9	459
Expiration: July 2014; Exercise Price: $72.00	39	2,730
Expiration: July 2014; Exercise Price: $74.00	66	7,260
Expiration: July 2014; Exercise Price: $75.00	82	11,726
Expiration: July 2014; Exercise Price: $77.00	10	2,400

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
May 31, 2014 (Unaudited)

	Contracts	Value
PUT OPTIONS (continued)
Microsoft Corp.
Expiration: June, 2014; Exercise Price: $39.00	25	$250
Expiration: June 2014; Exercise Price: $41.00	66	3,960
Expiration: July 2014; Exercise Price: $41.00	207	20,493
Oracle Corp.
Expiration: June 2014; Exercise Price: $39.00	272	3,536
Expiration: June 2014; Exercise Price: $40.00	37	925
Expiration: July 2014; Exercise Price: $42.00	68	8,296
Expiration: July 2014; Exercise Price: $43.00	18	3,204
Expiration: August 2014; Exercise Price: $43.00	59	12,390
Twenty-First Century Fox, Inc.
Expiration: July 2014; Exercise Price: $33.00	106	3,710
Expiration: July 2014; Exercise Price: $34.00	143	7,865
Expiration: July, 2014; Exercise Price: $35.00	28	2,520
Expiration: July 2014; Exercise Price: $36.00	13	1,788
WellPoint, Inc.
Expiration: June 2014; Exercise Price: $97.50	10	100
Expiration: June 2014; Exercise Price: $100.00	23	414
Expiration: July 2014; Exercise Price: $110.00	5	1,963
Total Options Written (Premiums received $567,709)		$238,978

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2014 (Unaudited)

ASSETS:
Investments, at value (Cost $48,558,274)	$58,356,983
Cash	10,392,371
Receivable for Fund shares sold	113,553
Dividends and interest receivable	128,356
Deposits with brokers for options written	2,087,397
Prepaid expenses	36,375
Total Assets	71,115,035

LIABILITIES:
Options written, at value (Premiums received $567,709)	238,978
Payable for investments purchased	982,438
Accrued investment advisory fees, net of waiver	57,535
Other accrued expenses	43,332
Total Liabilities	1,322,283
NET ASSETS	$69,792,752

NET ASSETS CONSIST OF:
Capital stock	$58,587,057
Undistributed net investment income	19,614
Undistributed accumulated net realized gain	1,058,641
Net unrealized appreciation
Investments	9,798,709
Written Options	328,731
Total Net Assets	$69,792,752
Shares outstanding (unlimited shares of no par value authorized)	5,342,158

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$13.06

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 90 days of purchase. See Note 2h.

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the six-months ended May 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$512,447
Total investment income	512,447
EXPENSES:
Investment advisory fees	283,676
Compliance fees	18,374
Administration fees	18,230
Federal and state registration fees	16,609
Accounting fees	14,846
Transfer Agent fees and expenses	12,584
Shareholder Service fees	8,655
Audit and tax fees	6,941
Insurance fees	5,154
Trustee fees and expenses	4,012
Offering costs	3,264
Custody fees	3,259
Reports to shareholders	2,896
Miscellaneous expenses	4,178
Total expenses before reimbursements	402,678
Expense reimbursement by investment adviser (See Note 6)	(8,368)
Net Expenses	394,310
NET INVESTMENT INCOME	118,137
REALIZED AND UNREALIZED GAIN:
Net realized gain on
Investments	489,676
Written Options	568,990
Total	1,058,666
Net change in unrealized appreciation on
Investments	2,181,886
Written Options	240,953
Total	2,422,839
Net realized and unrealized gain on investments	3,481,505
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$3,599,642

(1)	Net of $13,332 in foreign withholding taxes.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months
	Ended	December 28, 2012(1)
	May 31, 2014	through
	(Unaudited)	November 30, 2013
OPERATIONS:
Net investment income	$118,137	$207,887
Net realized gain on investments
and written options	1,058,666	690,100
Net change in unrealized appreciation
on investments and written options	2,422,839	7,704,601
Net increase in net assets
resulting from operations	3,599,642	8,602,588
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,492,546	42,396,169
Proceeds from reinvestment of distributions	993,867	—
Redemption fees	1,754	1,900
	17,488,167	42,398,069
Payments for shares redeemed	(731,174)	(668,005)
Net increase	16,756,993	41,730,064
DISTRIBUTIONS PAID FROM:
Net investment income	(306,410)	—
Net realized gains	(690,125)	—
Total distributions	(996,535)	—
TOTAL INCREASE IN NET ASSETS	19,360,100	50,332,652
NET ASSETS:
Beginning of period	50,432,652	100,000
End of year (including undistributed
net investment income of $19,612)	$69,792,752	$50,432,652
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,310,464	4,057,558
Issued in reinvestment of distributions	79,573	—
Shares redeemed	(58,816)	(56,621)
Net increase	1,331,221	4,000,937

(1)	Date of inception.

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period
	Six-Months
	Ended		December 28, 2012(1)
	May 31, 2014		through
	(Unaudited)		November 30, 2013
NET ASSET VALUE:
Beginning of period	$12.57		$10.00

OPERATIONS:
Net investment income	0.03		0.05
Net realized and unrealized
gain on investment securities	0.71		2.52
Total from operations	0.74		2.57
LESS DISTRIBUTIONS:
From net investment income	(0.08)		—
From net realized gains	(0.17)		—
Total distributions	(0.25)		—
Redemption fee proceeds	—	(2)	—	(2)

NET ASSET VALUE:
End of period	$13.06		$12.57

TOTAL RETURN	5.95	%(3)	25.70	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets; end of period (000’s)	$69,793		$50,433
Ratio of expenses to average net assets:
Expenses including reimbursement/waiver	1.39	%(4)	1.39	%(4)
Expenses excluding reimbursement/waiver	1.42	%(4)	1.70	%(4)
Net investment income including
reimbursement/waiver	0.42	%(4)	0.59	%(4)
Net investment income excluding
reimbursement/waiver	0.39	%(4)	0.28	%(4)
Portfolio turnover rate	7.49	%(3)	9.21	%(3)

(1)	Date of inception.
(2)	Amount represents less than $0.01 per share.
(3)	Not Annualized.
(4)	Annualized.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
May 31, 2014 (Unaudited)

1.ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under Declarations of Trust dated September 4, 2012.  The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended.  The Trust consists of one series, YCG Enhanced Fund (the “Fund”).  The Fund is classified and operates as a non-diversified fund under the 1940 Act.  The Fund commenced operations on December 28, 2012.  The Fund’s investment adviser is YCG, LLC (the “Adviser”).  There are an unlimited number of authorized shares.  The investment objective of the Fund is to maximize long-term appreciation with reasonable investment risk.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the event listed below.

b) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities that are traded on The Nasdaq OMX Group, Inc., referred to as NASDAQ are valued at the Nasdaq Official Closing Price.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Options written or purchased by the Fund are valued at the last sales price.  If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices.  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2014 (Unaudited)

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).  In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$58,356,983	$—	$—	$58,356,983
Liabilities
Other Financial
Instruments**
Options Written	$238,978	$—	$—	$238,978

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.  There were no transfers into or out of Levels 1 or 2 during the period.

It is the Fund’s policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

c) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2014 (Unaudited)

received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of May 31, 2014, the Fund held securities with a value of $2,019,750 and cash of $2,087,397 as collateral for written options.  During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

Statement of Assets and Liabilities – Values of Derivative Instruments as of May 31, 2014

	Liability Derivatives
Derivatives not
accounted for as
hedging instruments	Location	Value
Equity Contracts –	Options written,
Options	at value	$238,978
Total		$238,978

The effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2014

Amount of Realized Gain on		Change in Unrealized Appreciation
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for		accounted for
as hedging	Written	as hedging	Written
instruments	Options	instruments	Options
Equity Contracts	$568,990	Equity Contracts	$240,953
Total	$568,990	Total	$240,953

The average monthly value of written options during the period ended May 31, 2014 was $345,187.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2014 (Unaudited)

See Note 4 for additional disclosure related to transactions in written options during the year.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties.  The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.  The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels.  Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of May 31, 2014:

Liabilities				Gross Amounts not
offset in the Statement
of Assets and Liabilities
Gross
		Amounts	Net
		Offset	Amounts
	Gross	in the	Presented
	Amounts	Statement	in the
	of	of Assets	Statement
Description /	Recognized	and	of Assets	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Written Options
Interactive Brokers	$238,978	$ —	$238,978	$ —	$238,978	$ —

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2014 (Unaudited)

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

d) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  As of and during the period ended May 31, 2014, the Fund did not have any liabilities for unrecognized tax benefits.  The Fund is subject to examination by U.S. taxing authorities for open tax periods since the commencement of operations.

e) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

f) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

g) Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2014 (Unaudited)

h) Redemption Fee – Those who buy and sell the Fund within 90 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

i) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2014, a shareholder related to an officer and trustee of the Fund held 32.22% of the outstanding shares of the Fund.

j) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of highest amortized cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.INVESTMENT TRANSACTIONS

For the six-months ended May 31, 2014, the aggregate purchases and sales of securities, excluding short-term securities, were $17,692,990 and $3,599,045 for the Fund.  For the six-months ended May 31, 2014, there were no long-term purchases or sales of U.S. Government securities for the Fund.

4.OPTION CONTRACTS WRITTEN

The premium amount and number of option contracts written during the period ended May 31, 2014, in the Fund were as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 11/30/13(1)	$431,041	1,819
Options written	1,134,043	4,189
Options exercised	(191,704)	(802)
Options expired	(599,846)	(2,396)
Options closed	(205,825)	(665)
Outstanding at 5/31/14	$567,709	2,145

(1)	Reflective of a 2-1 stock split on Mastercard, Inc.

See Note 2 for additional disclosure related to transactions in written options during the period.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2014 (Unaudited)

5.INVESTMENT ADVISORY AGREEMENT

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement of expenses classified as “organizational” or “offering” related to the initial registration and offering of the Fund is made only for those  expenses incurred not more than one year prior to the date of reimbursement (2) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (3) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account.  As of May 31, 2014, expenses of $12,026 and $65,110 are subject to recoupment by the Adviser, expiring during the year ended November 30, 2017 and November 30, 2016, respectively.

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2014 (Unaudited)

6.SERVICE AND CUSTODY AGREEMENTS

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

7.NON-DIVERSIFICATION RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

8.FEDERAL TAX INFORMATION

As of November 30, 2013, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

YCG Enhanced Fund
Tax cost of investments	$34,166,489
Gross unrealized appreciation	7,794,727
Gross unrealized depreciation	(178,037)
Net tax unrealized appreciation (depreciation)	7,616,690
Undistributed ordinary income	996,643
Undistributed long-term capital gains	—
Accumulated earnings	996,643
Other accumulated gains (losses)	(10,745)
Total accumulated earnings	$8,602,588

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales and the recognition of gains on certain foreign investments.

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1.SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the period ended November 30, 2013, 73% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the period ended November 30, 2013, 73% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2.COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) receives $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

3.PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the web site of the Securities and Exchange Commission at http:www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2013 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the Web site of the Securities and Exchange Commission.

4.DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the web site of the Securities and Exchange Commission at http://www.sec.gov.

(This Page Intentionally Left Blank.)

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Investment Adviser
YCG, LLC
11701 Bee Cave Road, Suite 217
Austin, TX  78738

Chief Compliance Officer
Drake Compliance, LLC
422 Fleming Street, Suite 7
Key West, FL  33040

Legal Counsel
David Jones & Associates P.C.
395 Sawdust Road #2137
Woodlands, TX  77380

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)*    /s/ Brian A. Yacktman
Brian A. Yacktman, President

Date    7/29/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Brian A. Yacktman
Brian A. Yacktman, President

Date    7/29/14

By (Signature and Title)*    /s/ William D. Kruger
William D. Kruger, Treasurer

Date    7/28/14

* Print the name and title of each signing officer under his or her signature.